Exhibit 10.21.1
                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
               NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN

     This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation").
                                    RECITALS:

     A.  The  Corporation   established  the  Albertson's,   Inc.   Non-Employee
Directors' Deferred Compensation Plan effective January 1, 1990 (the "Plan");

     B. The Corporation, pursuant to Section 10.1 of the Plan, retained the right to amend the Plan; Section 10.1 provides that the Plan may be amended by the Non-Employee Directors' Deferred Compensation Committee appointed by the Board of Directors of Albertson's, Inc.; and the Committee has been granted the authority to amend the Plan by the Non-Employee Directors' Deferred Compensation Committee so long as such amendments do not materially alter benefits; and

     C. The Committee has determined that it is advisable to amend the Plan in the manner hereinafter set forth and that such amendments do not materially alter benefits.

                                    AMENDMENT

     The Plan is amended, as of December 15, 1998, in the following respects:

         The last two sentences of Section 6.4 (a) of the Plan shall be deleted and the following language shall be substituted in their place:

                    The Participant may modify the form of the distribution of all or part of the Participant's Account, provided that such modification is made on a validly executed and timely filed Deferral Agreement before the end of the calendar year which ends at least twelve (12) months prior to the date on which any distribution of the Participant's Account shall have commenced.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of December 15, 1998.

                                 ALBERTSON'S, INC.


                                 By:   /s/  Thomas R. Saldin
                                       ---------------------------------------
                                            Thomas R. Saldin
                                            Executive Vice President,
                                            Administration and General Counsel